                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                          June 30, 2005 (June 29, 2005)

                       St. Mary Land & Exploration Company
             (Exact name of registrant as specified in its charter)

          Delaware                    001-31539                41-0518430
(State or other jurisdiction         (Commission             (I.R.S Employer
      of incorporation)               File Number)          Identification No.)

             1776 Lincoln Street, Suite 700, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

         In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the
Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On June 29, 2005, St. Mary Land & Exploration Company issued a press release announcing an agreement to acquire oil and gas properties and providing an update of its operations for the second quarter of 2005 and its guidance for the second quarter and full year 2005.  As indicated in the press release, the Company has scheduled a related 2005 second quarter earnings teleconference call for August 4, 2005, at 8:00 am (MDT). A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits.

       (c)  Exhibits. The following exhibit is furnished as part of this report:

            Exhibit 99.1  Press release of St. Mary Land & Exploration
                          Company dated June 29, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ST. MARY LAND & EXPLORATION COMPANY

Date:  June 30, 2005                 By: /S/ DAVID W. HONEYFIELD
                                         -----------------------
                                         David W. Honeyfield
                                         Vice President - Chief Financial
                                         Officer, Treasurer and Secretary